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                                                                   EXHIBIT 10.3

                   AMENDED AND RESTATED SECURITY AGREEMENT


         THIS AMENDED AND RESTATED SECURITY AGREEMENT (the "SECURITY AGREEMENT") is executed as of October 31, 2000, by the undersigned Debtor, whose address is One Digex Plaza, Beltsville, Maryland 20705 (whether doing business in its own name or in one or more of the tradenames listed on ANNEX A hereto, "DEBTOR"), and BANK OF AMERICA, N.A., a national banking association, (in its capacity as "Administrative Agent" for the Lenders (hereafter defined)), as "SECURED PARTY."

A. WHEREAS, Intermedia Communications Inc. ("BORROWER"), Bank of America, N.A., as Administrative Agent (including its permitted successors and assigns in such capacity, "ADMINISTRATIVE AGENT"), and Lenders now or hereafter party to the Credit Agreement (including their respective permitted successors and assigns, "LENDERS") have entered into a Revolving Credit Agreement, dated as of December 22, 1999 (as amended, modified, supplemented, or restated from time to time, the "CREDIT AGREEMENT"); and

B. WHEREAS, Debtor executed a Security Agreement in connection with the closing of the Credit Agreement which was integral to the transactions contemplated by the Loan Documents, and the execution and delivery thereof was a condition precedent to Lenders' continuing obligations to extend credit under the Loan Documents; and

C. WHEREAS, Debtor has requested that Lenders amend this Debtor's Security Agreement to limit the Obligation of Debtor and Secured Party has consented to such request.

         NOW THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, Debtor and Secured Party hereby agree as follows:

         1. REFERENCE TO CREDIT AGREEMENT. The terms, conditions, and provisions of the Credit Agreement are incorporated herein by reference, the same as if set forth herein verbatim, which terms, conditions, and provisions shall continue to be in full force and effect hereunder so long as Lenders are obligated to lend under the Credit Agreement and thereafter until the Obligation is paid and performed in full.

         2. CERTAIN DEFINITIONS. Unless otherwise defined herein, or the context hereof otherwise requires, each term defined in either of the Credit Agreement or in the UCC is used in this Security Agreement with the same meaning; provided that (a) if the definition given to such term in the Credit Agreement conflicts with the definition given to such term in the UCC, the Credit Agreement definition shall control to the extent legally allowable; and
(b) if any definition given to such term in Chapter 9 of the UCC conflicts with the definition given to such term in any other chapter of the UCC, the Chapter 9 definition shall prevail. As used herein, the following terms have the meanings indicated:

                  COLLATERAL has the meaning set forth in PARAGRAPH 4 hereof.

                  DIGEX OBLIGATION means the Obligation (as defined below) to the extent of the greater of either (a) $90,000,000 less any amounts paid by any Subsidiary of Debtor under any Loan Document, or (b) the aggregate amount of all loans, advances, extensions of credit, or capital contributions from any Company to Debtor or any of Debtor's Subsidiaries on or after the date of this Security Agreement or any investments in Debtor or any of Debtor's Subsidiaries on or after the date of this Security Agreement by any Company, less (x) any repayment of any such loan, advance, extension of credit, or investment by Debtor or any of Debtor's Subsidiaries, (y) the amount of all dividends and distributions received by any Company by Debtor or any of Debtor's Subsidiaries, and (z) any amounts paid by any Subsidiary of Debtor under any Loan Document.

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                  FCC LICENSES means all authorizations, licenses, and permits issued by the FCC to Debtor.

                  LENDER means, individually, or LENDERS means, collectively, on any date of determination, the Administrative Agent, the Sole Lead Arranger and Book Manager, the Syndication Agent, Documentation Agent, Arranging Agents, and the Lenders.

                  OBLIGATION means, collectively, (a) the "Obligation" as defined in the Credit Agreement, and (b) all indebtedness, liabilities, and obligations of Debtor arising under this Security Agreement; it being the intention and contemplation of Debtor and Secured Party that future advances will be made by Secured Party or one or more Lenders to Borrower for a variety of purposes, that Debtor may guarantee (or otherwise become directly or contingently obligated with respect to) the obligations of others to Secured Party or to one or more Lenders, that from time to time overdrafts of Borrower's accounts with Secured Party or with other Lenders may occur, and that Secured Party or one or more Lenders may from time to time acquire from others obligations of Borrower to such others, and that payment and repayment of all of the foregoing are intended to and shall be part of the Obligation secured hereby. The Obligation shall include, without limitation, future, as well as existing, advances, indebtedness, liabilities, and obligations owed by Debtor and Borrower to Secured Party or to any Lender arising under the Loan Documents or otherwise.

                  OBLIGOR means any Person obligated with respect to any of the Collateral, whether as an account debtor, obligor on an instrument, issuer of securities, or otherwise.

                  PARTNERSHIP means any partnership issuing a Partnership Interest except Financial Place Communications Company to the extent it is not a Subsidiary.

                  PLEDGED INTERESTS means, collectively, the Partnership Interests (whether or not a security), and any other Collateral constituting securities.

                  PUC CERTIFICATES means all authorizations, licenses, and permits issued by any state PUC to Debtor.

                  SECURITY INTEREST means the security interest granted and the pledge and assignment made under PARAGRAPH 3 hereof.

                  UCC means the Uniform Commercial Code as enacted in the State of New York or other applicable jurisdiction, as amended at the time in question.

         3. SECURITY INTEREST. In order to secure the full and complete payment and performance of the Digex Obligation when due, Debtor hereby grants to Secured Party a Security Interest in all of Debtor's rights, titles, and interests in and to the Collateral and pledges, collaterally transfers, and assigns the Collateral to Secured Party, all upon and subject to the terms and conditions of this Security Agreement. Such Security Interest is granted and pledge and assignment are made as security only and shall not subject Secured Party to, or transfer or in any way affect or modify, any obligation of Debtor with respect to any of the Collateral or any transaction involving or giving rise thereto. The grant contained herein is intended to confer upon Secured Party all rights that a secured creditor may obtain and that may be granted in the FCC Licenses or PUC Certificates under applicable Law as from time to time in effect. If the Law is subsequently changed or clarified, or if the FCC's or PUC's interpretation of existing Law is changed, to permit or further permit the granting of such security interests in licenses issued by the FCC or PUC, then Debtor's FCC Licenses and PUC Certificates, whether now held or hereinafter acquired, shall automatically become subject to the Secured

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Party's Security Interest to the maximum extent permitted by the Law as then in effect. If the grant, pledge, or collateral transfer or assignment of any specific item of the Collateral is expressly prohibited by any contract, then the Security Interest created hereby nonetheless remains effective to the extent allowed by UCC Section 9-318 or other applicable Law, but is otherwise limited by that prohibition. Notwithstanding anything to the contrary herein or in any other Loan Document, the liability of Debtor to the Administrative Agent and Lenders under any Loan Documents shall not exceed the Digex Obligation.

         4. COLLATERAL. As used herein, the term "COLLATERAL" means the following items and types of property now owned or in the future acquired by such Debtor:

                  (a) All present and future accounts, contract rights, general intangibles, chattel paper, documents, instruments, inventory, investment property, equipment, fixtures, other goods, minerals, and money, wherever located, now owned or hereafter acquired by Debtor, and any and all present and future Tax refunds of any kind whatsoever to which Debtor is now or shall hereafter become entitled.

                  (b) All rights, titles, and interests of Debtor in and to all promissory notes and other instruments payable to such Debtor, now or hereafter existing, including, without limitation, any inter-company notes listed on ANNEX B (collectively, the "COLLATERAL NOTES"), all rights, titles, interests, and Liens Debtor may have, be, or become entitled to under all present and future security agreements, pledge agreements, deeds of trust, mortgages, guarantees, or other documents assuring or securing payment of the Collateral Notes (the "COLLATERAL NOTE SECURITY") in, to, and under all other loan and collateral documents relating to such instruments.

                  (c) All present and future rights, titles, interests, and Liens (but none of the obligations) now owned or hereafter acquired by Debtor in any partnership or joint venture (except Financial Place Communications Company to the extent it is not a Subsidiary), including, without limitation, the partnerships listed on ANNEX B hereof (collectively, the "PARTNERSHIP INTERESTS").

                  (d) All present and future rights, titles, interests, and Liens (but none of the obligations) now owned or hereafter acquired by Debtor, as lessee or landlord, in and to each lease covering real property or any interest therein, and equipment or other personal property or any interest therein (each such lease herein called an "ASSIGNED LEASE").

                  (e) All present and future rights, awards, and judgments to which Debtor is entitled under any Litigation (whether arising in equity, contract, or tort) now existing or hereafter arising.

                  (f) All present and future rights (including, without limitation, the right to sue for past, present, or future infringements), titles, and interests of Debtor in and to all trademark applications, trademarks, corporate names, company names, tradenames, business names, fictitious business names, tradestyles, service marks, logos, other source of business identifiers, copyrights, designs, rights or licenses to use any trademarks, and all registrations and recordings thereof, including, without limitation, such Debtor's trademarks listed on ANNEX B hereto (collectively, the "TRADEMARKS"), and the goodwill of each business to which each Trademark relates.

                  (g) All present and future rights (including, without limitation, the right to sue for past, present, and future infringements), titles, and interests of Debtor in and to all patents, patent applications, utility models, industrial models, designs, and any other forms of industrial intellectual property, including all grants, applications, reissues, continuations, and divisions with respect thereto

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         and any rights to use, manufacture, or sell any patent, including, without limitation, the patents listed on ANNEX B hereto
         (collectively, the "PATENTS").

                  (h) All Authorizations, licenses, and permits issued by the FCC or any PUC, to the extent that the grant of a security interest in any such license or permit does not result in the forfeiture of, or default under, any such license or permit, and the right of Debtor to apply to the FCC or PUC for approval of transfers of licenses issued by the FCC or PUC.

                  (i) All proceeds of any sale or other disposition of any Authorization, license, or permit issued by the FCC or any PUC, whether or not any such license or permit may lawfully be included as Collateral and whether or not the grant of a security interest in any such Authorization, license, or permit is otherwise prohibited.

                  (j) All present and future increases, profits, combinations, reclassifications, improvements, and products of, accessions, attachments, and other additions to, tools, parts, and equipment used in connection with, and substitutes and replacements for, all or part of the Collateral heretofore described.

                  (k) All present and future accounts, contract rights, general intangibles, chattel paper, documents, instruments, cash and noncash proceeds, and other rights arising from or by virtue of, or from the voluntary or involuntary sale or other disposition of, or collections with respect to, or insurance proceeds payable with respect to, or proceeds payable by virtue of warranty or other claims against the manufacturer of, or claims against any other Person with respect to, all or any part of the Collateral heretofore described in this clause or otherwise.

                  (l) All present and future security for the payment to any Company of any of the Collateral heretofore described and goods which gave or will give rise to any of such Collateral or are evidenced, identified, or represented therein or thereby.

The description of the Collateral contained in this PARAGRAPH 4 shall not be deemed to permit any action prohibited by this Security Agreement or by the terms incorporated in this Security Agreement. Furthermore, notwithstanding any contrary provision, Debtor agrees that, if, but for the application of this paragraph, granting a Security Interest in the Collateral would constitute a fraudulent conveyance under 11 U.S.C. Section 548 or a fraudulent conveyance or transfer under any state fraudulent conveyance, fraudulent transfer, or similar Law in effect from time to time (each a "FRAUDULENT CONVEYANCE"), then the Security Interest remains enforceable to the maximum extent possible without causing such Security Interest to be a fraudulent conveyance, and this Security Agreement is automatically amended to carry out the intent of this paragraph.

         5. REPRESENTATIONS AND WARRANTIES. Debtor represents and warrants to Secured Party that:

                  (a) Credit Agreement. Certain representations and warranties in the Credit Agreement are applicable to it or its assets or operations, and each such representation and warranty is true and correct.

                  (b) Binding Obligation. This Security Agreement creates a legal, valid, and binding Lien in and to the Collateral in favor of Secured Party and enforceable against Debtor. For Collateral in which the Security Interest may be perfected by the filing of Financing Statements, once those Financing Statements have been properly filed in the jurisdictions described on ANNEX A hereto, the Security Interest in that Collateral will be fully perfected. Once perfected and, in the case of investment property or instruments, upon possession or "control" (within the meaning of Sections 8-


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         106 and 9-115 of the UCC) by Secured Party, the Security Interest
         will constitute a first-priority Lien on the Collateral, subject only to Permitted Liens. The creation of the Security Interest does not require the consent of any Person that has not been obtained.

                  (c) Location. Debtor's place of business and chief executive office is where Debtor is entitled to receive notices hereunder; the present and foreseeable location of Debtor's books and records concerning any of the Collateral that is accounts is as set forth on ANNEX A hereto, and the location of all other Collateral, including, without limitation, Debtor's inventory and equipment, is as set forth on ANNEX A hereto (but the failure of such description to be accurate or complete shall not impair the Security Interest in such Collateral); and, except as noted on ANNEX A hereto, all such books, records, and Collateral are in Debtor's possession.

                  (d) Partnerships and Partnership Interests. Each Partnership issuing a Partnership Interest is duly organized, currently existing, and in good standing under all applicable Laws; there have been no amendments, modifications, or supplements to any agreement or certificate creating any Partnership or any material contract relating to the Partnerships, of which Secured Party has not been advised in writing; no default or potential default has occurred under the terms of any material contract relating to any Partnership; and no approval or consent of the partners of any Partnership is required as a condition to the validity and enforceability of the Security Interest created hereby or the consummation of the transactions contemplated hereby which has not been duly obtained by Debtor. Debtor has good title to the Partnership Interests free and clear of all liens and encumbrances (except for the Security Interest granted hereby). The Partnership Interests are validly issued, fully paid, and nonassessable and are not subject to statutory, contractual, or other restrictions governing their transfer, ownership, or control, except as set forth in applicable securities Laws.

                  (e) Governmental Authority. No authorization, approval, or other action by, and no notice to or filing with, any Governmental Authority is required either (i) for the execution, delivery, or performance of this Security Agreement by Debtor, or (ii) for the exercise by Secured Party of the voting or other rights provided for in this Security Agreement or the remedies in respect of the Collateral pursuant to this Security Agreement (except as may be required in connection with the transfer of control of FCC Licenses and PUC Certificates).

                  (f) Accounts. Except as the same may be incurred in the ordinary course of business, all Collateral that is accounts, contract rights, chattel paper, instruments, or general intangibles is free from any claim for credit, deduction, or allowance of an Obligor and free from any defense, dispute, setoff, or counterclaim, and there is no extension or indulgence with respect thereto.

                  (g) Instruments, Chattel Paper, Collateral Notes, and Collateral Note Security. All instruments and chattel paper, including, without limitation, the Collateral Notes, have been delivered to Secured Party, together with corresponding endorsements duly executed by Debtor in favor of Secured Party, and such endorsements have been duly and validly executed and are binding and enforceable against Debtor in accordance with their terms. Each Collateral Note and the documents evidencing the Collateral Note Security are in full force and effect; there have been no renewals or extensions of, or amendments, modifications, or supplements to, any thereof about which the Secured Party has not been advised in writing; and no default or potential default has occurred and is continuing under any such Collateral Note or documents evidencing the Collateral Note Security, except as disclosed on ANNEX C hereto and except those which could not be or result in a Material Adverse Event.

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                  (h)      Assigned Leases. All Collateral that is an Assigned
         Lease is in full force and effect; Debtor is in possession of the property covered by each such Assigned Lease; and no default or potential default exists under any such Assigned Lease except those which could not be or result in a Material Adverse Event.

                  (i) Maintenance of Collateral. All tangible Collateral is in good repair and condition, ordinary wear and tear excepted.

                  (j) Liens. Debtor owns all presently existing Collateral, and will acquire all hereafter-acquired Collateral, free and clear of all Liens, except Permitted Liens.

The foregoing representations and warranties will be true and correct in all respects with respect to any additional Collateral or additional specific descriptions of certain Collateral delivered to Secured Party in the future by Debtor.

         The failure of any of these representations or warranties to be accurate and complete does not impair the Security Interest in any Collateral.

         6. COVENANTS. So long as Lenders are committed to extend credit under the Credit Agreement and until the Obligation is paid and performed in full, Debtor covenants and agrees with Secured Party that Debtor will:

                  (a) Credit Agreement. (i) Comply with, perform, and be bound by all covenants and agreements in the Credit Agreement that are applicable to it, its assets, or its operations, each of which is hereby ratified and confirmed (INCLUDING, WITHOUT LIMITATION, THE INDEMNIFICATION AND RELATED PROVISIONS IN SECTION 11.12 OF THE CREDIT AGREEMENT); AND (II) CONSENT TO AND APPROVE THE VENUE, SERVICE OF PROCESS, AND WAIVER OF JURY TRIAL PROVISIONS OF SECTION 13.10 OF THE CREDIT AGREEMENT.

                  (b) Record of Collateral. Maintain, at the place where Debtor is entitled to receive notices under the Loan Documents, a current record of where all Collateral is located, permit representatives of Secured Party at any time during normal business hours to inspect and make abstracts from such records, and furnish to Secured Party, at such intervals as Secured Party may request, such documents, lists, descriptions, certificates, and other information as may be necessary or proper to keep Secured Party informed with respect to the identity, location, status, condition, and value of the Collateral.

                  (c) Perform Obligations. Fully perform all of Debtor's duties under and in connection with each transaction to which the Collateral, or any part thereof, relates, so that the amounts thereof shall actually become payable in their entirety to Secured Party.

                  (d) Notices. (i) Promptly notify Secured Party of (A) any material change in any fact or circumstances represented or warranted by Debtor with respect to any of the Collateral or Obligation, and (B) any material claim, action, or proceeding affecting title to all or any of the Collateral or the Security Interest and, at the request of Secured Party, appear in and defend, at Debtor's expense, any such action or proceeding; and (ii) give Secured Party thirty (30) days written notice before any proposed (A) relocation of its principal place of business or chief executive office, (B) change of its name, identity, or corporate structure, (C) relocation of the place where its books and records concerning its accounts are kept, and (D) relocation of any Collateral (other than delivery of inventory


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         in the ordinary course of business to third party contractors for processing and sales of inventory in the ordinary course of business or as permitted by the Credit Agreement) to a location not described on the attached ANNEX A. Prior to making any of the changes contemplated in clause (ii) preceding, Secured Party shall execute and deliver all such additional documents and perform all additional acts as Secured Party, in its sole discretion, may request in order to continue or maintain the existence and priority of the Security Interests in all of the Collateral.

                  (e) Collateral in Trust. Hold in trust (and not commingle with other assets of Debtor) for Secured Party all Collateral that is chattel paper, instruments, Collateral Notes, or documents at any time received by Debtor, and promptly deliver same to Secured Party, unless Secured Party at its option (which may be evidenced only by a writing signed by Secured Party stating that Secured Party elects to permit Debtor to so retain) permits Debtor to retain the same, but any chattel paper, instruments, Collateral Notes, or documents so retained shall be marked to state that they are assigned to Secured Party; each such instrument shall be endorsed to the order of Secured Party (but the failure of same to be so marked or endorsed shall not impair the Security Interest thereon).

                  (f) Further Assurances. At Debtor's expense and Secured Party's request, before or after a Default or Potential Default, (i) file or cause to be filed such applications and take such other actions as Secured Party may request to obtain the consent or approval of any Governmental Authority to Secured Party's rights hereunder, including, without limitation, the right to sell all the Collateral upon a Default or Potential Default without additional consent or approval from such Governmental Authority (and, because Debtor agrees that Secured Party's remedies at Law for failure of Debtor to comply with this provision would be inadequate and that such failure would not be adequately compensable in damages, Debtor agrees that its covenants in this provision may be specifically enforced); (ii) from time to time promptly execute and deliver to Secured Party all such other assignments, certificates, supplemental documents, and financing statements, and do all other acts or things as Secured Party may reasonably request in order to more fully create, evidence, perfect, continue, and preserve the priority of the Security Interest; and (iii) pay all filing fees in connection with any financing, continuation, or termination statement or other instrument with respect to the Security Interests, including, without limitation, any filing fee required in connection with any procedure hereafter developed for the recordation or registration of liens or security interests in FCC Licenses or PUC Certificates.

                  (g) Estoppel and Other Agreements and Matters. Either (upon request of Secured Party in its sole judgment without requiring approval of any other Lender) (i) use commercially reasonable efforts to cause the landlord or lessor for each location where any of its inventory or equipment is maintained to execute and deliver to Secured Party an estoppel and subordination agreement in such form as may be reasonably acceptable to Secured Party and its counsel, or
         (ii) deliver to Secured Party a legal opinion or other evidence (in each case that is reasonably satisfactory to Secured Party and its counsel) that neither the applicable lease nor the Laws of the jurisdiction in which that location is situated provide for contractual, common law, or statutory landlord's Liens that is senior to or pari passu with the Security Interest.

                  (h) Impairment of Collateral. Not use any of the Collateral, or permit the same to be used, for any unlawful purpose, in any manner that is reasonably likely to adversely impair the value or usefulness of the Collateral, or in any manner inconsistent with the provisions or requirements of any policy of insurance thereon nor affix or install any accessories, equipment, or device on the Collateral or on any component thereof if such addition will impair the original intended function or use of the Collateral or such component.

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                  (i)      Modifications to Agreements. Not modify or
         substitute, or permit the modification or substitution of, any Collateral Note or any document evidencing the Collateral Note Security or contract to which any of the Collateral which is accounts relates, nor extend or grant indulgences regarding any account which is Collateral, other than such modifications or indulgences as are reasonable and customary in the industry in which Debtor is engaged.

                  (j) Partnerships and Partnership Interests. (i) Promptly perform, observe, and otherwise comply with each and every material covenant, agreement, requirement, and condition set forth in the contracts and agreements creating or relating to any Partnership;
         (ii) do or cause to be done all things necessary or appropriate to keep the Partnerships in full force and effect and the rights of Debtor and Secured Party thereunder unimpaired; (iii) not consent to any Partnership selling, leasing, or disposing of substantially all of its assets in a single transaction or a series of transactions, except to Debtor or any other Subsidiary or to Borrower; (iv) notify Secured Party of the occurrence of any default under any material contract or agreement creating or relating to the Partnerships; and not consent to the amendment, modification, surrender, impairment, forfeiture, cancellation, dissolution, or termination of any Partnership, or material agreement relating thereto; (v) not transfer, sell, or assign any of the Partnership Interests or any part thereof, except to Debtor or any other Subsidiary or to Borrower; (vi) cause each Partnership to refrain from granting any partnership interests in addition to or in substitution for the Partnership Interests granted by the Partnerships, except to Debtor;
         (vii) pledge hereunder, immediately upon Debtor's acquisition (directly or indirectly) thereof, any and all additional Partnership Interests of any Partnership granted to Debtor; and (viii) take any action necessary, required, or requested by Secured Party to allow Secured Party to fully enforce its Security Interest in the Partnership Interests, including, without limitation, the filing of any claims with any court, liquidator, trustee, custodian, receiver, or other like person or party.

         7. DEFAULT; REMEDIES. If a Default or a Potential Default exists, Secured Party may, at its election (but subject to the terms and conditions of the Credit Agreement), exercise any and all rights available to a secured party under the UCC, in addition to any and all other rights afforded by the Loan Documents, at Law, in equity, or otherwise, including, without limitation, (a) requiring Debtor to assemble all or part of the Collateral and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to Debtor and Secured Party,
(b) surrendering any policies of insurance on all or part of the Collateral and receiving and applying the unearned premiums as a credit on the Digex Obligation, and (c) applying by appropriate judicial proceedings for appointment of a receiver for all or part of the Collateral (and Debtor hereby consents to any such appointment), and (d) applying to the Digex Obligation any cash held by Secured Party under this Security Agreement, including, without limitation, any cash in the Cash Collateral Account. Notwithstanding the foregoing, Secured Party will not exercise any remedies against the assets of Debtor unless it has given at least ten days written notification to Debtor and to the FCC, to the extent such notice is required under 47 C.F.R. 22.937(f).

                  (a) Notice. Reasonable notification of the time and place of any public sale of the Collateral, or reasonable notification of the time after which any private sale or other intended disposition of the Collateral is to be made, shall be sent to Debtor and to any other Person entitled to notice under the UCC; provided, that if any of the Collateral threatens to decline speedily in value or is of the type customarily sold on a recognized market, Secured Party may sell or otherwise dispose of the Collateral without notification, advertisement, or other notice of any kind. It is agreed that notice sent or given not less than ten (10) Business Days prior to the taking of the action to which the notice relates is reasonable notification and notice for the purposes of this subparagraph.

                  (b) Application of Proceeds. Secured Party shall apply the proceeds of any sale or other disposition of the Collateral under this PARAGRAPH 7 in the following order: first, to the payment of all expenses incurred in retaking, holding, and preparing any of the Collateral for sale(s) or other

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         disposition, in arranging for such sale(s) or other disposition, and in actually selling or disposing of the same (all of which are part of the Obligation); and second, toward repayment of amounts expended by Secured Party under PARAGRAPH 8. Any surplus remaining shall be delivered to Debtor or as a court of competent jurisdiction may direct. If the proceeds are insufficient to pay the Digex Obligation in full, Debtor shall remain liable for any deficiency.

         8.       OTHER RIGHTS OF SECURED PARTY.

                  (a) Performance. If Debtor fails to keep the Collateral in good repair, working order, and condition, as required in this Security Agreement, or fails to pay when due all Taxes on any of the Collateral in the manner required by the Loan Documents, or fails to preserve the priority of the Security Interest in any of the Collateral, or fails to keep the Collateral insured as required by this Security Agreement, or otherwise fails to perform any of its obligations under the Loan Documents with respect to the Collateral, then Secured Party may, at its option, but without being required to do so, make such repairs, pay such Taxes, prosecute or defend any suits in relation to the Collateral, or insure and keep insured the Collateral in any amount deemed appropriate by Secured Party, or take all other action which Debtor is required, but has failed or refused, to take under the Loan Documents. Any sum which may be expended or paid by Secured Party under this subparagraph (including, without limitation, court costs and attorneys' fees) shall bear interest from the dates of expenditure or payment at the Default Rate until paid and, together with such interest, shall be payable by Debtor to Secured Party upon demand and shall be part of the Obligation.

                  (b) Collection. If a Default or Potential Default exists and upon notice from Secured Party, each Obligor with respect to any payments on any of the Collateral (including, without limitation, dividends and other distributions with respect to securities, payments on Collateral Notes, or insurance proceeds payable by reason of loss or damage to any of the Collateral) is hereby authorized and directed by Debtor to make payment directly to Secured Party, regardless of whether Debtor was previously making collections thereon. Subject to PARAGRAPH 8(e) hereof, until such notice is given, Debtor is authorized to retain and expend all payments made on Collateral. If a Default or Potential Default exists, Secured Party shall have the right in its own name or in the name of Debtor to compromise or extend time of payment with respect to all or any portion of the Collateral for such amounts and upon such terms as Secured Party may determine; to demand, collect, receive, receipt for, sue for, compound, and give acquittances for any and all amounts due or to become due with respect to Collateral; to take control of cash and other proceeds of any Collateral; to endorse the name of Debtor on any notes, acceptances, checks, drafts, money orders, or other evidences of payment on Collateral that may come into the possession of Secured Party; to sign the name of Debtor on any invoice or bill of lading relating to any Collateral, on any drafts against Obligors or other Persons making payment with respect to Collateral, on assignments and verifications of accounts or other Collateral and on notices to Obligors making payment with respect to Collateral; to send requests for verification of obligations to any Obligor; and to do all other acts and things necessary to carry out the intent of this Security Agreement. If a Default or Potential Default exists and any Obligor fails or refuses to make payment on any Collateral when due, Secured Party is authorized, in its sole discretion, either in its own name or in the name of Debtor, to take such action as Secured Party shall deem appropriate for the collection of any amounts owed with respect to Collateral or upon which a delinquency exists. Regardless of any other provision hereof, however, Secured Party shall never be liable for its failure to collect, or for its failure to exercise diligence in the collection of, any amounts owed with respect to Collateral, nor shall it be under any duty whatsoever to anyone except Debtor to account for funds that it shall actually receive hereunder. Without limiting the generality of the foregoing, Secured Party shall have no responsibility for ascertaining any maturities, calls, conversions, exchanges, offers, tenders, or similar matters relating to any Collateral, or for informing

         Debtor with respect to any of such matters (irrespective of whether Secured Party actually has, or may be deemed to have, knowledge thereof). The receipt of Secured Party to any Obligor shall be a full and complete release, discharge, and acquittance to such Obligor, to the extent of any amount so paid to Secured Party.

                  (c) Use and Operation of Collateral. Should any Collateral come into the possession of Secured Party, Secured Party may use or operate such Collateral for the purpose of preserving it or its value pursuant to the order of a court of appropriate jurisdiction or in accordance with any other rights held by Secured Party in respect of such Collateral. Debtor covenants to promptly reimburse and pay to Secured Party, at Secured Party's request, the amount of all reasonable expenses (including, without limitation, the cost of any insurance and payment of Taxes or other charges) incurred by Secured Party in connection with its custody and preservation of Collateral, and all such expenses, costs, Taxes, and other charges shall bear interest at the Default Rate until repaid and, together with such interest, shall be payable by Debtor to Secured Party upon demand and shall become part of the Obligation. However, the risk of accidental loss or damage to, or diminution in value of, Collateral is on Debtor, and Secured Party shall have no liability whatever for failure to obtain or maintain insurance, nor to determine whether any insurance ever in force is adequate as to amount or as to the risks insured. With respect to Collateral that is in the possession of Secured Party, Secured Party shall have no duty to fix or preserve rights against prior parties to such Collateral and shall never be liable for any failure to use diligence to collect any amount payable in respect of such Collateral, but shall be liable only to account to Debtor for what it may actually collect or receive thereon. The provisions of this subparagraph are applicable whether or not a Default exists.

                  (d) Power of Attorney. Debtor hereby irrevocably constitutes and appoints Secured Party as Debtor's attorney-in-fact, with full irrevocable power and authority in the place and stead of Debtor and in the name of Debtor, Secured Party, Lenders, or otherwise, from time to time in Secured Party's discretion, for the sole purpose of carrying out the terms of this Security Agreement and, to the extent permitted by applicable Law, to take any action and to execute any document and instrument which Secured Party may deem necessary or advisable to accomplish the following when a Default exists:

                           (x) to receive, endorse, and collect any drafts or other instruments or documents in connection with CLAUSE (b) above and this CLAUSE (d);

                           (y) to use the Patents and Trademarks or to grant or issue any exclusive or non-exclusive license under the Patents and Trademarks to anyone else, and to perform any act necessary for the Secured Party to assign, pledge, convey, or otherwise transfer title in or dispose of the Patents and Trademarks to any other Person; and

                           (z)      to execute on behalf of Debtor any
                  continuation statement with respect to the Security Interests created hereby, and to do any and all acts and things to protect and preserve the Collateral, including, without limitation, the protection and prosecution of all rights included in the Collateral.

                  (e) Purchase Money Collateral. To the extent that Secured Party or any Lender has advanced or will advance funds to or for the account of Debtor to enable Debtor to purchase or otherwise acquire rights in Collateral, Secured Party or such Lender, at its option, may pay such funds (i) directly to the Person from whom Debtor will make such purchase or acquire such rights, or (ii) to Debtor, in which case Debtor covenants to promptly pay the same to such Person, and forthwith furnish to Secured Party evidence satisfactory to Secured Party that such payment has been made from the funds so provided.

                  (f) Subrogation. If any of the Obligation is given in renewal or extension or applied toward the payment of indebtedness secured by any Lien, Secured Party shall be, and is hereby, subrogated to all of the rights, titles, interests, and Liens securing the indebtedness so renewed, extended, or paid.

                  (g) Indemnification. Debtor hereby assumes all liability for the Collateral, for the Security Interest, and for any use, possession, maintenance, and management of, all or any of the Collateral, including, without limitation, any Taxes arising as a result of, or in connection with, the transactions contemplated herein, and agrees to assume liability for, and to indemnify and hold Secured Party and each Lender harmless from and against, any and all claims, causes of action, or liability, for injuries to or deaths of Persons and damage to property, howsoever arising from or incident to such use, possession, maintenance, and management, whether such Persons be agents or employees of Debtor or of third parties, or such damage be to property of Debtor or of others. Debtor agrees to indemnify, save, and hold Secured Party and each Lender harmless from and against, and covenants to defend Secured Party and each Lender against, any and all losses, damages, claims, costs, penalties, liabilities, and expenses (collectively, "CLAIMS"), including, without limitation, court costs and attorneys' fees, AND ANY OF THE FOREGOING ARISING FROM THE NEGLIGENCE OF SECURED PARTY OR ANY LENDER, OR ANY OF THEIR RESPECTIVE OFFICERS, EMPLOYEES, AGENTS, ADVISORS, EMPLOYEES, OR REPRESENTATIVES, howsoever arising or incurred because of, incident to, or with respect to Collateral or any use, possession, maintenance, or management thereof; provided, however, that the indemnity set forth in this PARAGRAPH 8(g) will not apply to Claims caused by the gross negligence or willful misconduct of Secured Party or any Lender.

         9.       ACKNOWLEDGMENT OF REGULATORY CONSIDERATIONS

                  (a) No Prohibited Transfers. It is hereby acknowledged that assignment or transfer of control of the FCC Licenses without the prior approval of the FCC may constitute a prohibited transfer in violation of FCC rules and regulations. Similarly, assignments or transfer of control over certifications or authorizations issued by state PUC's ("PUC CERTIFICATES") may require approval or notification, as may certain other transactions. Secured Party agrees that exercise of its rights hereunder, including, but not limited to, assignment or transfer of FCC Licenses or PUC Certificates upon the occurrence of a Default or Potential Default, shall be effected only after obtaining any necessary approvals for such exercise.

                  (b) Actions by Debtor. If counsel to Secured Party reasonably determines that the consent of the FCC or a state PUC is required in connection with any of the actions which may be taken by Secured Party on behalf of the Lenders in the exercise of their rights hereunder or under the Loan Documents, then Debtor, at its sole cost and expense, agrees to use its best efforts to secure such consent and to cooperate with Secured Party and Lenders in any actions commenced by Secured Party to secure such consent. In such case Debtor shall retain control of its respective FCC Licenses and PUC Certificates until the FCC and each such state PUC's shall have granted their consent to the transfer of the FCC Licenses and related permits and the PUC Certificates. Upon the occurrence and during the continuation of a Default or Potential Default, Debtor shall promptly execute or cause the execution of all applications, certificates, instruments, and other documents and papers that the Secured Party may be required to file in order to obtain any necessary governmental consent, approval, or authorization, and if Debtor fails or refuses to execute such documents, then, on the order of any court of competent jurisdiction, the Clerk of the Court with jurisdiction may execute such documents on behalf of Debtor. In addition, Debtor shall execute such applications and other documents and will take such other action as may be required in order for Secured Party to obtain from the FCC consent to operate the system, through a receiver or otherwise, during the time the Secured Party seeks to obtain a purchaser for the System and to submit any sale of the System to the FCC or state PUC's for approval. Debtor recognizes that FCC Licenses, PUC Certificates, franchises, and other similar agreements or authorizations are unique assets which (or the control of which) may have to be transferred in order for the Lenders adequately to realize the value of their Security Interests. Debtor further recognizes that a violation of this covenant would result in irreparable harm to Lenders for which monetary damages are not readily ascertainable and which might not fully compensate such Lenders. Therefore, in addition to any other remedy which may be available to the Lenders, at Law or in equity, Secured Party on behalf of Lenders shall have the remedy of specific performance of the provisions of this subsection.

                  (c) FCC/PUC Approval. Notwithstanding anything to the contrary contained in the Security Agreement, Secured Party will not take any action pursuant to this Security Agreement or any of the documents executed pursuant hereto which, either because it would constitute an assignment or transfer of control of an FCC License or PUC Certificate or otherwise, would require under then-existing Law (including the written rules and regulations promulgated by the FCC or such other regulatory authority with jurisdiction) the prior approval of the FCC or such other regulatory authority with jurisdiction, without first obtaining such approval. Debtor agrees to take or cause to be taken, any action which Secured Party may reasonably request in order to obtain and enjoy the full rights and benefits granted to Secured Party by this Security Agreement and any other instruments or agreements executed pursuant hereto, including, without limitation, at Debtor's cost and expense, the exercise of its best efforts to cooperate in obtaining FCC and any necessary PUC approval of any action or transaction contemplated by this Security Agreement or any other instrument or agreement executed pursuant hereto which is then required by Law.

                  (d) Subsequent Actions by Debtor. Debtor agrees that if, for any reason, the FCC, state PUC or any such other regulatory authority with jurisdiction does not approve within a reasonable period of time the initial application for approval of the assignment or transfer of control of the FCC Licenses or a PUC Certificate, then PARAGRAPHS 9(b) and (c) above hereof shall be applicable to any subsequent application for assignment or transfer of the FCC Licenses or PUC Certificate pursuant to action taken by Secured Party in the exercise of its rights hereunder or under the Loan Documents. With respect to each subsequent proposed purchaser(s), Debtor agrees to execute all such applications and other documents and take all such other action as may be reasonably requested by Secured Party at any time and from time to time in order to obtain the approval by the FCC or any other regulatory authorities. Exercise by Secured Party of the right to such cooperation shall not be exhausted by the initial or any subsequent exercise thereof.

         10.      MISCELLANEOUS.

                  (a) Continuing Security Interest. This Security Agreement creates a continuing security interest in the Collateral and shall (i) remain in full force and effect until the termination of the obligations of the Lenders to fund Borrowings under the Credit Agreement, the payment in full of the Obligation, and the expiration of all Financial Hedges or until payment in full of the Digex Obligation; (ii) be binding upon Debtor, its successors, and assigns; and (iii) inure to the benefit of and be enforceable by the Secured Party, Lenders, and their respective successors, transferees, and assigns. Without limiting the generality of the foregoing CLAUSE
         (iii), the Secured Party and Lenders may assign or otherwise transfer any of their respective rights under this agreement to any other Person in accordance with the terms and provisions of SECTION 13.13 of the Credit Agreement, and to the extent of such assignment or transfer such Person shall thereupon become vested with all the rights and benefits in respect thereof granted herein or otherwise to the Secured Party or the Lenders, as the case may be. Upon payment in full of the Obligation, the termination of the commitment of Lenders to extend credit, and the expiration of all Financial Hedges or upon payment in full of the Digex Obligation, Debtor shall be entitled to the return, upon its request and at its expense, of such of the Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof.

                  (b) Reference to Miscellaneous Provisions. This Security Agreement is one of the "Loan Documents" referred to in the Credit Agreement, and all provisions relating to Loan Documents set forth in SECTION 13 of the Credit Agreement, other than the provisions set forth in SECTION 13.7, are incorporated herein by reference, the same as if set forth herein verbatim.

                  (c) Term. Upon full and final payment and performance of the Obligation or the Digex Obligation, this agreement shall thereafter terminate upon receipt by Secured Party of Debtor's written notice of such termination; provided that no Obligor, if any, on any of the Collateral shall ever be obligated to make inquiry as to the termination of this agreement, but shall be fully protected in making payment directly to Secured Party until actual notice of such total payment of the Obligation is received by such Obligor.

                  (d) Actions Not Releases. The Security Interest and Debtor's obligations and Secured Party's rights hereunder shall not be released, diminished, impaired, or adversely affected by the occurrence of any one or more of the following events: (i) the taking or accepting of any other security or assurance for any or all of the Obligation; (ii) any release, surrender, exchange, subordination, or loss of any security or assurance at any time existing in connection with any or all of the Obligation; (iii) the modification of, amendment to, or waiver of compliance with any terms of any of the other Loan Documents without the notification or consent of Debtor, except as required therein (the right to such notification or consent being herein specifically waived by Debtor); (iv) the insolvency, bankruptcy, or lack of corporate or trust power of any party at any time liable for the payment of any or all of the Obligation, whether now existing or hereafter occurring; (v) any renewal, extension, or rearrangement of the payment of any or all of the Obligation, either with or without notice to or consent of Debtor, or any adjustment, indulgence, forbearance, or compromise that may be granted or given by Secured Party or any Lender to Debtor; (vi) any neglect, delay, omission, failure, or refusal of Secured Party or any Lender to take or prosecute any action in connection with any other agreement, document, guaranty, or instrument evidencing, securing, or assuring the payment of all or any of the Obligation; (vii) any failure of Secured Party or any Lender to notify Debtor of any renewal, extension, or assignment of the Obligation or any part thereof, or the release of any security, or of any other action taken or refrained from being taken by Secured Party or any Lender against Debtor or any new agreement between or among Secured Party or one or more Lenders and Debtor, it being understood that neither Secured Party nor any Lender shall be required to give Debtor any notice of any kind under any circumstances whatsoever with respect to or in connection with the Obligation, including, without limitation, notice of acceptance of this Security Agreement or any Collateral ever delivered to or for the account of Secured Party hereunder; (viii) the illegality, invalidity, or unenforceability of all or any part of the Obligation against any party obligated with respect thereto by reason of the fact that the Obligation, or the interest paid or payable with respect thereto, exceeds the amount permitted by Law, the act of creating the Obligation, or any part thereof, is ultra vires, or the officers, partners, or trustees creating same acted in excess of their authority, or for any other reason; or (ix) if any payment by any party obligated with respect thereto is held to constitute a preference under applicable Laws or for any other reason Secured Party or any Lender is required to refund such payment or pay the amount thereof to someone else.

                  (e) Waivers. Except to the extent expressly otherwise provided herein or in other Loan Documents and to the fullest extent permitted by applicable Law, Debtor waives (i) any right to require Secured Party or any Lender to proceed against any other Person, to exhaust its rights in Collateral, or to pursue any other right which Secured Party or any Lender may have; (ii) with respect to the Obligation, presentment and demand for payment, protest, notice of protest and nonpayment, and notice of the intention to accelerate; and (iii) all rights of marshaling in respect of any and all of the Collateral.

                  (f) Financing Statement. Secured Party shall be entitled at any time to file this agreement or a carbon, photographic, or other reproduction of this agreement, as a financing statement, but the failure of Secured Party to do so shall not impair the validity or enforceability of this agreement.

                  (g) Amendments. This instrument may be amended only by an instrument in writing executed jointly by Debtor and Secured Party, and supplemented only by documents delivered or to be delivered in accordance with the express terms hereof.

                  (h) Multiple Counterparts. This Security Agreement has been executed in a number of identical counterparts, each of which shall be deemed an original for all purposes and all of which constitute, collectively, one agreement; but, in making proof of this Security Agreement, it shall not be necessary to produce or account for more than one such counterpart.

                  (i) Parties Bound; Assignment. This Security Agreement shall be binding on Debtor and Debtor's heirs, legal representatives, successors, and assigns and shall inure to the benefit of Secured Party and Secured Party's successors and assigns.

                           (i) Secured Party is the agent for each Lender under the Credit Agreement, the Security Interest and all Rights granted to Secured Party hereunder or in connection herewith are for the ratable benefit of each Lender, and Secured Party may, without the joinder of any Lender, exercise any and all Rights in favor of Secured Party or Lenders hereunder, including, without limitation, conducting any foreclosure sales hereunder, and executing full or partial releases hereof, amendments or modifications hereto, or consents or waivers hereunder. The Rights of each Lender vis-a-vis Secured Party and each other Lender may be subject to one or more separate agreements between or among such parties, but Debtor need not inquire about any such agreement or be subject to any terms thereof unless Debtor specifically joins therein; and consequently, neither Debtor nor Debtor's heirs, personal representatives, successors, and assigns shall be entitled to any benefits or provisions of any such separate agreements or be entitled to rely upon or raise as a defense, in any manner whatsoever, the failure or refusal of any party thereto to comply with the provisions thereof.

                           (ii) Debtor may not, without the prior written consent of Secured Party, assign any rights, duties, or obligations hereunder.

                  (j) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED AS TO ITS VALIDITY, INTERPRETATION, AND EFFECT IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT IF THE VALIDITY OR PERFECTION OF THE SECURITY INTERESTS HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL, ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. UNLESS THE CONTEXT OTHERWISE REQUIRES, ALL TERMS USED HEREIN WHICH ARE DEFINED IN THE UNIFORM COMMERCIAL CODE AS

         ENACTED IN THE STATE OF NEW YORK SHALL HAVE THE MEANINGS THEREIN
         STATED.

                  (k) Restatement of Existing Security Agreement. The parties hereto agree that this Amended and Restated Security Agreement is intended to, and hereby does, restate, renew, amend, modify, supercede, and replace the existing Security Agreement in its entirety, but does not constitute a novation, extinguishment, discharge, or release in any way of the security interest granted under the existing Security Agreement, which security interest is hereby renewed, extended, ratified, and confirmed without lapse or interruption of creation, attachment, perfection, or priority.

                    REMAINDER OF PAGE INTENTIONALLY BLANK.
                         SIGNATURE PAGE(S) TO FOLLOW.

         EXECUTED as of the day and year first herein set forth.

                         DIGEX, INCORPORATED, as Debtor


                         By       /s/ TIMOTHY M. ADAMS
                                  --------------------------------------------
                                  Name:    Timothy M. Adams
                                           -----------------------------------
                                  Title:   Chief Executive Officer
                                           -----------------------------------


                         BANK OF AMERICA, N.A.,
                         as Secured Party on behalf of Lenders from time to time party to the Credit Agreement


                         By       /s/ CHARLES E. BRINLEY
                                  --------------------------------------------
                                  Name:    Charles E. Brinley
                                           -----------------------------------
                                  Title:   Vice President
                                           -----------------------------------

                        ANNEX A TO SECURITY AGREEMENT

                            (Digex, Incorporated)

A.       DEBTOR'S TRADENAMES

         - Any interest the Debtor may have in the tradenames set out in the Attachment to this Security Agreement marked "Attachment 1".

B.       LOCATION OF BOOKS AND RECORDS

         -        One Digex Plaza, Beltsville, Maryland 20705.

C.       LOCATION OF COLLATERAL

         (i)      One Digex Plaza, Beltsville, MD 20705; and

         (ii) any locations where the Debtor has an interest in any Collateral in the states listed at "E" below.

D.       LOCATION OF REAL PROPERTY

         - Any locations where the Debtor has an interest in any leased real estate in California and Maryland.

E.       JURISDICTION FOR FILING FINANCING STATEMENTS

              California                   Maryland
              ----------------------------------------------------
              Florida
              ----------------------------------------------------

                        ANNEX B TO SECURITY AGREEMENT

                            (Digex, Incorporated)

A.       INTERCOMPANY PROMISSORY NOTES

         -        None

B.       PARTNERSHIP INTERESTS

         -        None

C.       TRADEMARKS

         -        See "Attachment 2"

D.       PATENTS

         -        None

                        ANNEX C TO SECURITY AGREEMENT

                            (Digex, Incorporated)

           DEFAULTS OR EVENTS OF DEFAULT UNDER ANY COLLATERAL NOTE
             OR DOCUMENTS EVIDENCING THE COLLATERAL NOTE SECURITY

                                     None

                        ANNEX D TO SECURITY AGREEMENT

                              PLEDGE INSTRUCTION

PARTNERSHIP:
             -------------------------------
                                                     INTEREST OWNER:
                                                                       --------

         BY THIS PLEDGE INSTRUCTION, dated as of __________, 2000, __________ ("INTEREST OWNER"), hereby instructs __________ (the "PARTNERSHIP") to register a pledge in favor of Bank of America, N.A. ("PLEDGEE"), in its capacity as Administrative Agent for certain Lenders and as Secured Party under that certain Security Agreement dated as of __________, 2000 (the "SECURITY AGREEMENT"), against, and a security interest in favor of Pledgee in, all of the Interest Owner's rights in connection with any partnership interest in the Partnership now and hereafter owned by the Interest Owner ("PARTNERSHIP INTEREST").

                  -               Pledge Instructions. The Partnership is hereby
                           instructed by the Interest Owner to register all of the Interest Owner's right, title, and interest in and to all of the Interest Owner's Partnership Interest as subject to a pledge and security interest in favor of Pledgee who, upon such registration of pledge, shall become the registered pledgee of the Partnership Interest with all rights incident thereto.

                  -               Initial Transaction Statement. The Partnership
                           is further instructed by the Interest Owner to promptly inform Pledgee of the registration of the pledge by sending the initial transaction statement, in the form attached hereto as EXHIBIT A, to Pledgee at its office located at __________, with a copy to Interest Owner.

                  C. Partnership Distributions, Accounts, and Correspondence. The Partnership is further instructed by the Interest Owner to promptly (i) cause the Partnership to pay and remit to the Pledgee all proceeds, distributions, and other amounts payable to the Interest Owner upon demand or otherwise, including, without limitation, upon the termination, liquidation, and dissolution of the Partnership, (ii) cause the Partnership to hold all funds in deposit accounts for the benefit of Pledgee, and (iii) cause the Partnership to provide to the Pledgee all future correspondence, accountings of distributions, and tax returns of the Partnership.

                  D. Warranties of the Interest Owner. The Interest Owner hereby warrants that (i) the Interest Owner is an appropriate person to originate this instruction; (ii) the Interest Owner is entitled to effect the instruction here given; and (iii) the Interest Owner's taxpayer identification number is ___________________________.


                  IN WITNESS WHEREOF, the Interest Owner has caused this Pledge Instruction to be duly executed and delivered as of the date first above written.


                              -------------------------------------------------

                              By
                                       ----------------------------------------
                                       Name:
                                                -------------------------------
                                       Title:
                                                -------------------------------

                        CONSENT OF THE GENERAL PARTNER

                  The undersigned, __________, in its capacity as general partner of the Partnership (in such capacity, the "GENERAL PARTNER") hereby acknowledges and consents to, and agrees to cause to be registered on the books and records of the Partnership, the Pledge of Partnership Interests, and further agrees that upon receipt of written notice from the Pledgee, the General Partner shall (i) cause the Partnership to pay and remit to the Pledgee all distributions and other amounts payable to the Interest Owner upon demand or otherwise, including, without limitation, upon the termination, liquidation, and dissolution of the Partnership, (ii) cause the Partnership to hold all funds in deposit accounts for the benefit of Pledgee, and (iii) cause the Partnership to provide to the Pledgee all future correspondence, accountings of distributions, and tax returns of the Partnership.


                              ------------------------------------------------,
                              as General Partner


                              By
                                       ---------------------------------------
                                       Name:
                                                ------------------------------
                                       Title:
                                                ------------------------------

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


                       EXHIBIT A TO PLEDGE INSTRUCTION

                    FORM OF INITIAL TRANSACTION STATEMENT

         THIS STATEMENT IS MERELY A RECORD OF THE RIGHTS OF THE ADDRESSEE AS OF THE TIME OF ISSUANCE. DELIVERY OF THIS STATEMENT, OF ITSELF, CONFERS NO RIGHTS ON THE RECIPIENT. THIS STATEMENT IS NEITHER A NEGOTIABLE INSTRUMENT NOR A SECURITY.


NAME AND ADDRESS OF PLEDGOR
Tax ID or Social Security Number:
                                  ------------------------

Bank of America, N.A.
ADDRESS
Tax ID Number:
              -------------

         On ______________, 2000, the undersigned, ________________________, in its capacity as managing general partner of ________________________ (in such capacity, the "MANAGING GENERAL PARTNER") caused the pledge of ________________________ (__________%) of the outstanding partnership interests in ________________________ ("PARTNERSHIP INTEREST") by ________________________ (the "PLEDGOR"), in favor of Bank of America, N.A. on behalf of Lenders (the "PLEDGEE") to be registered on the books and records of the Partnership. Except for the pledge in favor of the Pledgee, to the knowledge of the undersigned (including, without limitation, any information which may appear on the undersigned's books and records) there are no liens, restrictions, or adverse claims to which the Partnership Interest is, or may be, subject as of the date hereof.


                              -------------------------------------------------

                              By
                                       ----------------------------------------
                                       Name:
                                                -------------------------------
                                       Title:
                                                -------------------------------



                                      22